UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2020
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	,	Texas	78701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Stratus Properties Inc. (“Stratus”) and certain of its wholly-owned subsidiaries, Stratus Properties Operating Co., L.P., Circle C Land, L.P., Austin 290 Properties, Inc., The Villas at Amarra Drive, L.L.C., 210 Lavaca Holdings, L.L.C., Magnolia East 149, L.L.C., and Stratus Lakeway Center, L.L.C. (collectively with Stratus, the “Borrowers”), as borrowers, and Comerica Bank (“Comerica”), as lender entered into the Modification Agreement (the “Modification Agreement”), effective as of April 14, 2020, which amends that certain Loan Agreement dated June 29, 2018, by and between the Borrowers and Lender (the “Loan Agreement”). The Loan Agreement provides for a $60.0 million secured revolving credit facility.

The Modification Agreement amends the Loan Agreement to (i) extend the maturity date of the credit facility from June 29, 2020, to September 27, 2020, and (ii) revise the definition of LIBOR Rate to provide for an increase in the LIBOR floor from zero percent to one percent.

As of April 14, 2020, the principal balance outstanding under the credit facility was $49.3 million, and letters of credit totaling $150 thousand were committed against the credit facility.

Stratus is in discussions with Comerica regarding a longer term renewal and modification to the Loan Agreement. However, there can be no assurance that Stratus will obtain any additional amendments to the Loan Agreement.

The foregoing description of the Modification Agreement is not intended to be complete and is qualified in its entirety by reference to the Modification Agreement, a copy of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
10.1	Modification Agreement by and between Stratus Properties Inc., certain of its subsidiaries and Comerica Bank, effective as of April 14, 2020.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By:/s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: April 17, 2020